UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(a) of
                       the Securities Exchange Act of 1934


                                 Date of Report

                                 April 14, 2004

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

        0-29798                                        23-1408659
        -------                                        ----------
 (Commission File Number)                (I.R.S. employer identification number)


       7249 National Drive
        Hanover, Maryland                                     21076
        -----------------                                     -----
(Address of principal executive office)                    (Zip code)


               Registrant's telephone number, including area code
                                 (410) 712-0275

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.


On April 14, 2004, the Audit Committee of the Board of Directors of CompuDyne Corporation (the "Company") engaged PricewaterhouseCoopers LLP as the Company's new independent accountants to replace Deloitte & Touche LLP. The Audit Committee decided to solicit proposals from independent accounting firms, during March 2004. After receiving these proposals and considering a variety of factors, the Audit Committee voted to dismiss Deloitte & Touche LLP and to engage PricewaterhouseCoopers LLP as the Company's new independent accountants.

The reports of Deloitte & Touche LLP on the consolidated financial statements of the Company for the fiscal years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the financial statements of the Company as of and for the fiscal years ended December 31, 2003 and 2002, and during the period from January 1, 2004 through April 14, 2004, there have been (i) no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the Company's consolidated financial statements for such years; and (ii) no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company provided Deloitte & Touche LLP with a copy of the disclosures to be included in Item 4 of this Form 8-K and requested that Deloitte & Touche LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in Item 4 of this Form 8-K. Attached, as Exhibit 16.1 is a copy of a letter from Deloitte & Touche, LLP, dated April 15, 2004.

During the fiscal years ended December 31, 2003 and 2002, and during the period from January 1, 2004 through April 14, 2004, the Company has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

     16.1 Letter from Deloitte & Touche, LLP to the Securities and Exchange Commission dated April 15, 2004 regarding change in certifying accountant.

                                    SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: April 14, 2004


                               COMPUDYNE CORPORATION



                               By: /s/ Geoffrey F. Feidelberg
                                   --------------------------
                                    Geoffrey F. Feidelberg
                               Its: Chief Financial Officer